UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2008

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On February 11, 2008, The PNC Financial Services Group, Inc. (PNC) filed an amended registration statement on Form S-4 regarding the proposed merger of Sterling Financial Corporation (Sterling) into PNC. The registration statement includes Sterling's definitive proxy statement and was mailed to Sterling shareholders on or about February 13, 2008. Included with the proxy materials mailed on February 13, 2008 to the Sterling Financial Corporation 401(k) Retirement Plan participants and to all Sterling directors and executive officers, was a notice that a Blackout Period would occur in connection with the proposed merger. The Blackout Period will begin as of noon EST on March 24, 2008 and is expected to end on April 7, 2008. A copy of each of the Blackout Notices to the 401(k) Plan participants and to the Sterling directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

The PNC Financial Services Group, Inc. has filed a registration statement with the United States Securities and Exchange Commission (the "SEC") that contains a proxy statement/prospectus concerning the merger that has been mailed to Sterling shareholders, and each of the companies plans to file with the SEC other documents regarding the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors can obtain the proxy statement/prospectus, as well as other documents containing information about PNC and Sterling, free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. are available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling Financial Corporation are available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at (717) 735-4066.

The directors, executive officers, and certain other members of management and employees of Sterling Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of Sterling Financial Corporation is set forth in the proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants is included in the proxy statement/prospectus concerning the merger. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Blackout Notice to 401(k) Participants
99.2 Blackout Notice to Directors and Executive Officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

February 19, 2008	By:	Jean Svoboda

Name: Jean Svoboda
Title: Senior Vice President, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation 401(k) Plan Participant Blackout Notice
99.2	Sterling Financial Corporation Officer and Director Blackout Notice